(S.R. Snodgrass, A.C. Letterhead)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




As independent auditors, we hereby consent to the incorporation of our report, dated July 20, 2001, incorporated by reference in this annual report of Advance Financial Bancorp on Form 10-KSB for the year ended June 30, 2001, into the Company's previously filed Form S-8 Registration Statement File No. 333-74681.




                                                     /s/S.R. Snodgrass, A.C.
                                                     ---------------------------
                                                     S.R. Snodgrass, A.C.

Wheeling, West Virginia
September 13, 2001






S.R. Snodgrass, A.C.
980 National Road, Wheeling, WV 26003-6400
Phone: 304-233-5030  Facsimile: 304-233-3062